UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

EXCELFIN ACQUISITION CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 22, 2024

ExcelFin Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40933	86-2933776
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Kingsley Park Dr Fort Mill, South Carolina	29715
(Address of principal executive offices)	(Zip Code)

(917) 209-8581

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	XFINU	The Nasdaq Stock Market
Class A common stock, par value $0.0001 per share	XFIN	The Nasdaq Stock Market
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	XFINW	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On April 22, 2024, ExcelFin Acquisition Corp., a Delaware corporation (“we”, “us”, “our”, or the “Company”), issued a press release announcing that the special meeting of the stockholders of the Company originally scheduled for April 18, 2024 (the “Special Meeting”) has been postponed to 10:00 a.m. Eastern time on April 25, 2024. The Company has previously called and provided a notice of the Special Meeting to consider and vote upon the matters described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on March 22, 2024 (as amended on April 11, 2024, the “Proxy Statement”). At the Special Meeting, stockholders will be asked to vote to amend the Company’s amended and restated certificate of incorporation (the “Charter”) pursuant to a third amendment to the Charter in the form set forth in Exhibit 3.1 to this Form 8-K (the “Extension Amendment” and such proposal, the “Extension Amendment Proposal”) to extend the date by which the Company must effectuate an initial business combination (“initial business combination”) from April 25, 2024 (the “Termination Date”) to July 25, 2024, comprised of three one-month extensions (each an “Extension”), for a total of three months after the Termination Date. Defined terms used but not defined herein have the meanings set forth in the Proxy Statement.

In connection with the Special Meeting, as of April 19, 2024, the Company had received requests to redeem 881,205 public shares. Holders of 1,320,328 public shares have not submitted requests for redemption.

As previously announced, if the Extension Amendment Proposal is approved, in connection with each Extension, the Company or ExcelFin SPAC LLC, the Company’s sponsor (the “Sponsor”) (or its affiliates or permitted designees) agreed to deposit into the trust account for each of the three one-month Extensions the lesser of (x) $50,000 or (y) $0.02 for each unredeemed public share (the “Extension Payment”) until July 25, 2024 (assuming the Company’s business combination has not occurred) in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a business combination. The Company has agreed to increase the amount of the Extension Payment payable upon each Extension from the lesser of (x) $50,000 or (y) $0.02 for each unredeemed public share to $0.025 per unredeemed public share.

The record date for the stockholders to vote at the Special Meeting remains the close of business on March 20, 2024 (the “Record Date”). Stockholders who have previously submitted their proxy or otherwise voted should vote again.

You may vote again or change your vote by sending a later-dated, signed proxy card to the Company at ExcelFin Acquisition Corp., 100 Kingsley Park Dr, Fort Mill, South Carolina 29715, so that it is received prior to the Special Meeting or by attending the Special Meeting in person and voting (including by virtual means as provided below). You also may revoke your proxy by sending a notice of revocation to the same address, which must be received by the Company prior to the Special Meeting.

As a result of this change, the Special Meeting will now be held at 10:00 a.m., Eastern Time, on April 25, 2024, exclusively via live webcast at https://web.lumiconnect.com/276796335. You will need the passcode “excelfin2024” and the 16-digit meeting control number that is printed on your proxy card to enter the Special Meeting. Also as a result of this change, the date and time by which stockholders seeking to exercise redemption rights must tender their public shares physically or electronically and submit a request in writing that the Company redeem their public shares for cash to the Company’s transfer agent, Equinity Trust Company, LLC, is being extended to 5:00 p.m., Eastern Time, on April 23, 2024.

About ExcelFin Acquisition Corp.

ExcelFin Acquisition Corp. is blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

On June 26, 2026, we entered into a Business Combination Agreement (“Business Combination Agreement”) with Betters Medical Investment Holdings Limited, a Cayman Islands exempted company (“Baird Medical”), Tycoon Choice Global Limited, a business company limited by shares incorporated under the laws of the British Virgin Islands and a wholly owned subsidiary of Baird Medical (“Tycoon”), Baird Medical Investment Holdings Limited, a Cayman Islands exempted company and a wholly owned subsidiary of Baird Medical (“PubCo”), Betters Medical Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of PubCo (“Merger Sub”) (as it may be amended from time to time, the “Business Combination Agreement”). The transactions contemplated by the Business Combination Agreement we refer to herein as the “Business Combination.”

We are not asking you to vote on the Business Combination at the Special Meeting. The Business Combination will be submitted to stockholders of the Company for their consideration. On August 21, 2023, PubCo filed a Registration Statement on Form F-4 with the Securities and Exchange Commission (“SEC”), which includes preliminary proxy statement and a definitive proxy statement, to be distributed to the Company’s stockholders in connection with the Company’s solicitation for proxies for the vote by the Company’s stockholders in connection with the Business Combination and other matters as described in the definitive proxy statement. After the Registration Statement on Form F-4 has been declared effective, the Company will mail a definitive proxy statement and other relevant documents to its stockholders as of the record date established for voting on the Business Combination. The Company’s stockholders and other interested persons are advised to read the preliminary proxy statement and any amendments thereto and, once available, the definitive proxy statement, in connection with the Company’s solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the Business Combination, because these documents will contain important information about the Company and the Business Combination. Stockholders may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding the Business Combination and other documents filed with the SEC by the Company, without charge, at the SEC’s website located at www.sec.gov.

Additional Information and Where to Find It

The definitive proxy statement for the extension of the initial business combination deadline has been mailed to the Company’s stockholders. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC at the SEC’s web site at www.sec.gov. In addition, the documents filed by the Company with the SEC may be obtained free of charge by contacting Company at 100 Kingsley Park Dr., Fort Mill, South Carolina 29715. If you have questions about the proposals or if you need additional copies of the Proxy Statement you should contact our proxy solicitor:

Morrow Sodali LLC

333 Ludlow Street, 5th Floor, South Tower

Stamford, Connecticut 06902

Stockholders may call toll-free: (800) 662-5200

Banks and Brokerage Firms, please call: (203) 658-9400

Email: xfin.info@investor.morrowsodali.com

Participants in the Solicitation

The Company and its sponsor, officers and directors may be deemed to be participants in the solicitation of proxies from Company stockholders. Information about Company’s sponsor, officers and directors and their ownership of Company common stock is set forth in the proxy statement for Company’s Special Meeting of Stockholders, which was filed with the SEC on March 22, 2024, and in Company’s Annual Report on Form 10-K for the year ended December 31, 2023, which was filed with the SEC on March 14, 2024. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the transaction by reading the preliminary and definitive proxy statements regarding the transaction, which were filed by the Company with the SEC.

Non-Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Special Meeting shall not constitute an offer to sell or a solicitation of an offer to buy the securities of the Company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is filed herewith:

Exhibit No.	Description of Exhibits

3.1	Proposed Amendment to Third Amended Certificate of Incorporation of ExcelFin Acquisition Corp.

99.1	Press Release, dated April 22, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ExcelFin Acquisition Corp.

Date: April 22, 2024	By:	/s/ Joe Ragan
	Name:	Joe Ragan
	Title:	Chief Executive Officer & Chief Financial Officer